NAREIT'S Annual Conference June 2012 95 Wall New York, NY View 14 Washington, D.C. Rivergate New York, NY Garrison Square Boston, MA 989 Elements & Elements Too Bellevue, WA Exhibit 99.1
Portfolio 60,211 homes in 212 communities(3) Total portfolio income per occupied home of $1,434(4) UDR owns, acquires, redevelops, develops and manages apartment communities with a focus on markets with above-average job growth, low homeownership affordability and limited new multifamily supply Leading Multifamily REIT NYSE: UDR 39 year track record of paying dividends S&P 400 Enterprise value: $10.3 billion(1) UDR Overview Calculated using the June 6, 2012 closing share price of common shares and pro-forma preferred share and debt balances following the 2Q 2012 community dispositions. As of March 31, 2012. Includes same-store, non same-store and UDR's pro-rata share of JV NOI. Excludes NOI from assets sold and held for disposition as of March 31, 2012. Includes all wholly-owned homes, homes in development and JV homes at 100%. As of March 31, 2012. Includes all wholly-owned homes, homes in development and JV homes at UDR's pro-rata ownership interest. MD 5% DC 13% VA 5% MA 5% FL 11% 7% 6% 1% 30% 3% NY 13% 37% 23% Portfolio Concentration By % NOI(2)

UDR Overview

Strong operating results generated over time

- SS growth outperformed the peer group over the past five years; average occupancy remained above 95%
- SS income per occupied home of $1,302 in 1Q 2012 grew 6% vs. 1Q 2011; cash flow(1) grew 13% Y-O-Y
- Non-SS communities generated 33% of portfolio NOI in 1Q 2012; income per occupied home was $2,150(2)

Focused portfolio management strategy

- Focus on markets with above-average job growth, low homeownership affordability and limited new multifamily supply
- Entered Boston in 2010 and New York City in 2011 and expanded in markets such as Boston, San Francisco, Seattle and Metro Washington, D.C. in 2011 and YTD 2012

Robust investment activity

- Engaging in development and redevelopment activities; acquired $2.9 billion of high-quality assets in core markets since 2010(3), including a 50% interest in the $1.3 billion UDR/MetLife II JV in 1Q 2012

Prudent balance sheet management

- Intend to operate a lower leverage business model; $2.3 billion of equity issued since YE 2009
- $1.2 billion in total liquidity following the recent $539 million secondary equity offering in late May and the scheduled 2Q 2012 asset sales

Leading operating platform

- Technology initiatives continue to improve operating margins and enhance UDR customer experience

(1) Defined as FFO-Core per share which excludes all nonrecurring gains and losses.
(2) Includes UDR's pro-rata share of JV NOI and income per occupied home.
(3) Includes wholly-owned acquisitions and JV acquisitions at UDR's pro-rata share.

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Business Strategies and Execution Tactics

Strategies to create shareholder value are consistent over time; tactics employed to execute on those strategies are dependent on macro economic forces, multifamily fundamentals and capital pricing

Strategic Priorities	Execution Tactics	Recent Examples
Strengthen the quality of our portfolio	Target high–quality communities located in urban areas of coastal markets that exhibit above-average job growth, low homeownership affordability and limited new multifamily supply Continue to strengthen the portfolio through acquisitions, dispositions, JVs and development/ redevelopment activities	**External Growth:** New York, Boston, Metro Washington, D.C., Seattle, SF Bay Area and Southern California **JVs:** MetLife I and II, KFH **Dispositions:** Exited Phoenix, Jacksonville and Fredericksburg. Reduced our exposure to Richmond, Dallas and 'Other Florida'
Improve quality and level of CF to support dividend growth	Reposition the portfolio into higher-quality assets and gateway markets A leader in revenue and NOI growth Grow controllable operating margin Invest in technology to grow margin and reduce turnover through improved resident experience	Portfolio repositioning outlined above Last 5 years annual avg. outperformance versus peer group: • **Revenue:** +50 bps • **NOI:** +110 bps • **Operating Margin:** +260 bps (66.0%)
Flexible and strong balance sheet	Manage and ladder debt maturities Grow financial flexibility by cultivating diverse capital sources Operate a lower-leverage business model in-line with the apartment peer group	**Since YE 2009:** Leverage ↓ 1,500 bps Secured debt to total assets ↓ 1,400 bps Issued $2.3 billion in new equity since YE 2009, including May's $539 million secondary offering

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1Q 2012 1Q 2012 1Q 2012 Last 5 Year's Avg. Last 5 Year's Avg. Last 5 Year's Avg. Metric UDR Group avg. Difference UDR Group avg. Difference Revenue growth 5.3% 6.3% (100) bps 2.0% 1.5% 50 bps Expense growth (0.2)% 1.3% 150 bps 0.7% 1.5% 80 bps NOI growth 8.1% 9.0% (90) Bps 2.7% 1.6% 110 bps Occupancy 95.4% 95.7% (30) bps 95.3% 95.2% 10 bps Operating margin 67.9% 65.8% 210 bps 66.0% 63.4% 260 bps Operating Performance 1Q 2012 and Last 5-Year Same-Store Results(1) Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. 5-Year Same-Store Trends(1)
Operating Update New Lease Update Average new lease rate growth continued to accelerate in May; a trend that is expected to continue into the summer months March: +2.8% April: +3.2% May: +4.8% Best Markets: San Francisco, Boston, Seattle, Nashville and Texas Lagging Markets: Sacramento, Norfolk, Richmond, 'Other Mid-Atlantic' and 'Other Florida' Renewal Update Renewal rate growth continued to hold steady, averaging between 6.0%-7.0% for the SS portfolio in May and is expected to remain consistent into the summer months Best Markets: San Francisco, Boston, Seattle, Metro Washington D.C. and Tampa Lagging Markets: Norfolk, San Diego, Sacramento, Portland, 'Other Mid-Atlantic' and 'Other Florida' Occupancy remained consistent in May, holding in the 95.5%-96.0% range and helping to drive pricing power
Portfolio Management Strategy 14% 2% Same-Store Monthly Income Per Occupied Home Walk-Forward UDR's SS income per occupied home was $1,302 in 1Q 2012 and would increase to nearly $1,400 per home, or +7%, by 1Q 2013 as current non-SS homes are rolled into the SS pool at current, untrended rents As the majority of the Company's acquisition, completed development and redevelopment communities (excluding in-process development; represented by the blue diamonds below) roll into the SS pool over the coming two years, UDR's SS income per occupied home (represented by green columns below) will steadily grow based on untrended in-place rents for those non-SS communities, all else equal

Recent Investment Activity

Acquisitions: $2.0 billion(1)

- Entered Boston in 2010 and New York City in 2011 and expanded in markets such as Boston, San Francisco, Seattle and Metro Washington, D.C. in 2011 and YTD 2012
- 4,535 homes with an average age of 12 years and a weighted average monthly income of $2,495 per home(2)

Joint venture activity: $4.0 billion book value

- Formed two joint ventures with MetLife (November 2010 and January 2012.) To date, UDR has invested $281 million of the $450 million of total capacity under the Kuwait Finance House ('KFH') joint venture

	Wholly-owned Acquisitions			JV Acquisitions		
	Homes	Income Per Occupied Home(3)	Investment ($M)	Homes	Income Per Occupied Home(3)	UDR Equity Investment ($M)
Boston	1,179	$1,920	$311	1,302	$1,829	--
New York	1,916	2,996	1,171	710	3,977	--
San Francisco	227	3,535	91	110	3,007	--
Wash. D.C./Baltimore	365	2,557	152	1,302	2,344	--
SoCal	848	1,803	228	576	3,469	--
Seattle	--	--	--	555	2,609	--
Texas	--	--	--	916	2,914	--
Other	--	--	--	1,647	1,803	--
Total/ W. Avg.	**4,535**	**$2,495**	**$1,952**	**7,118**	**$2,460**	**$459**

Dispositions: $1.2 billion(1)

- Exited communities located in non-core markets such as Phoenix, Jacksonville, Fredericksburg and 'Other FL'. Will continue to expose communities to the market that do not fit the Company's long-term strategic plan
- 11,144 homes with an avg. age of 20 years and a weighted avg. monthly income of $1,039 per home(2)

(1) Represents wholly-owned transactions completed from 2010 – YTD 2012. Includes assets sold or held for disposition as of 1Q 2012.
(2) Represents 1Q 2012 monthly income per occupied home or income per occupied home at time of disposition.
(3) Represents 1Q 2012 monthly income per occupied home.

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Garrison Square - Boston, MA Rivergate - New York, NY 95 Wall - New York, NY Ashton Bellevue - Bellevue, WA 717 Olympic - Los Angeles, CA High-Quality Portfolio - Acquisitions/JV 388 Beale - San Francisco, CA Columbus Square - New York, NY Edgewater - San Francisco, CA

Current Development/Redevelopment Pipeline

Development[1]

- **Strategy:** Focus development opportunities in select core markets that compliment and enhance UDR's existing portfolio such as Southern California, Northern California, Washington, D.C., Boston and Dallas
- **Pipeline:** 2,680 homes in 9 communities including JVs; total estimated cost of $831 million or $310 thousand per home; $285 million spent to date

Redevelopment[1]

- **Strategy:** Focus on generating strong risk-adjusted returns in key markets such as New York City, Southern California, Northern California and Washington, D.C.
- **Pipeline:** 3,123 homes in 7 communities; total estimated cost of $319 million or $102 thousand per home; $68 million spent to date

Development[1]

Type	Communities	Homes	Budgeted Cost ($000s)	Cost to Date ($000s)	Cost per Home	Expected Completions by Cost % 2012	2013	2014	Markets
Wholly-owned	5	1,748	$601,100	$225,817	$343,879	21%	79%	--	Wash., D.C., Dallas, SoCal, San Fran.
JVs	4	932	230,000	59,203	246,781	19%	--	81%	Boston, Baltimore, SoCal
Total/W. Avg.	**9**	**2,680**	**$831,100**	**$285,020**	**$310,112**	**20%**	**57%**	**22%**	

Redevelopment[1]

Type	Communities	Homes	Budgeted Cost ($000s)	Cost to Date ($000s)	Cost per Home	2012	2013	2014	Markets
Total/W. Avg.	**7**	**3,123**	**$319,300**	**$67,829**	**$102,241**	**15%**	**61%**	**24%**	Austin, San Fran., SoCal, Manhattan, Wash., D.C.
Total/W. Avg.	**16**	**5,803**	**$1,150,400**	**$352,849**	**$198,242**	**19%**	**58%**	**23%**	

(1) As of March 31, 2012.

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High-Quality Portfolio - Development/Redev The Calvert, redevelopment rendering - Alexandria, VA Los Alisos, development rendering - Mission Viejo, CA Mission Bay, development rendering - San Francisco, CA Capital View on 14th, development rendering - Washington, D.C. 13th & Market, development rendering - San Diego, CA Rivergate, redevelopment rendering - New York, NY

Balance Sheet

Metrics Following the Recently Completed $539 Million Secondary Equity Offering on May 30, 2012 and Pending Asset Sale[1]

- Enterprise value: $10.3 billion[2]
- Debt: $3.3 billion[2]
- $1.2 billion of liquidity[2]
- Weighted average interest rate: 4.5%[2]
- Weighted average term to maturity: 5 years[2]

Significant Improvement to Key Ratios

	YE 2009	Following Equity Offering & Asset Sales	Improvement
Leverage[3]	55%	40%	-1,500 bps
Secured debt to total assets	31%	17%	-1,400 bps
Unencumbered assets, gross value ($B)[4]	$3.2	$5.3	+65%

Net debt to EBITDA is expected to stabilize at ~7.0x vs. 10.0x at YE 2009

(1) The $477 million of Held For Disposition communities, as of 1Q 2012, are scheduled to close in June 2012.
(2) Calculated using the June 6, 2012 closing share price of common shares and pro-forma preferred share and debt balances following the 2Q 2012 community sales.
(3) Leverage is defined as debt plus preferred stock to total assets.
(4) Based on historical cost.

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Annualized NOI as presented in 1Q 2012. After payoff of secured debt from the May 2012 $539 million equity raise and disposition of $477 million of unencumbered assets. $48 15% $97 30% $54 16% $52 16% $22 7% Metro NY/MA Mid-Atlantic Southern California Northern California Pacific Northwest $40 12% Florida $12 4% Texas Unencumbered Asset Pool Summary As of March 31, 2012 After Dispositions and Payoffs # of Homes 28,621 27,609 # of Communities 108 108 Average Age 18 years 14 years Occupancy 96% 95% Historical Cost $5.0 B $5.3 B Unenc. NOI/Total 63% 68% Unenc. Assets/Total 63% 70% Unencumbered Pool Key Statistics Unencumbered NOI By Region ($M) After Debt Payoffs And 2Q 2012 Dispositions Arizona Post Equity & Dispo(2) As of 1Q 2012 $25 8% $15 5% $13 4% $17 5% $51 16% $98 31% $48 15% $0 0% $52 16%
2012 Full-Year Guidance Update Range(1) Range(1) Transactional Activity ($M) Transactional Activity ($M) Transactional Activity ($M) Range ($M)(1) Range ($M)(1) Range ($M)(1) Completed ($M)(1) Completed ($M)(1) Completed ($M)(1) Remaining ($M)(1) Remaining ($M)(1) Remaining ($M)(1) FFO per diluted share $1.34 to $1.39 $1.34 to $1.39 Acquisitions Acquisitions Acquisitions Market dependent Market dependent Market dependent n/a n/a n/a Market dependent Market dependent Market dependent Dividend per share $0.88 $0.88 Dispositions Dispositions Dispositions $400 to $600 $400 to $600 $400 to $600 $610(2) $610(2) $610(2) $0 $0 $0 Development spend Development spend Development spend $400 $400 $400 $120 $120 $120 $280 $280 $280 Same-Store Metrics Range(1) Range(1) Redevelopment spend Redevelopment spend Redevelopment spend $100 $100 $100 $25 $25 $25 $75 $75 $75 Revenue growth 5.0% to 6.0% 5.0% to 6.0% Expense growth 2.0% to 3.0% 2.0% to 3.0% JV investments, net JV investments, net JV investments, net $290 $290 $290 $290 $290 $290 Market dependent Market dependent Market dependent Net Operating Income growth 6.0% to 8.0% 6.0% to 8.0% Number of homes 33,823 33,823 Financing Activity ($M) Financing Activity ($M) Financing Activity ($M) Range ($M)(1) Range ($M)(1) Range ($M)(1) Completed ($M)(1) Completed ($M)(1) Completed ($M)(1) Remaining ($M)(1) Remaining ($M)(1) Remaining ($M)(1) Equity Equity Equity Market dependent Market dependent Market dependent $756 $756 $756 Market dependent Market dependent Market dependent G&A expenses ($M) $32 to $34 $32 to $34 Debt Debt Debt $400 $400 $400 $400 $400 $400 Market dependent Market dependent Market dependent Recurring capital expenditures $1,150/stabilized home $1,150/stabilized home Stabilized homes 43,934 43,934 FFO Per Share GAAP Reconciliation FFO Per Share GAAP Reconciliation FFO Per Share GAAP Reconciliation FFO Per Share GAAP Reconciliation FFO Per Share GAAP Reconciliation All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following is a reconciliation from forecasted FFO per share to GAAP net loss per share: Low High High High Forecasted 2012 FFO Guidance per Diluted Share Forecasted 2012 FFO Guidance per Diluted Share Forecasted 2012 FFO Guidance per Diluted Share Forecasted 2012 FFO Guidance per Diluted Share Forecasted 2012 FFO Guidance per Diluted Share Forecasted 2012 FFO Guidance per Diluted Share $1.34 $1.39 $1.39 $1.39 Conversion to GAAP Share Count Conversion to GAAP Share Count (0.08) (0.08) (0.08) (0.08) Depreciation Depreciation (1.50) (1.50) (1.50) (1.50) Non-Controlling Interests Non-Controlling Interests (0.03) (0.03) (0.03) (0.03) Preferred Dividends Preferred Dividends (0.01) (0.01) (0.01) (0.01) Tax Benefit Tax Benefit 0.09 0.09 0.09 0.09 Gain on Dispositions Gain on Dispositions 0.99 0.99 0.99 0.99 Forecasted 2012 GAAP Net Loss per Diluted Share Forecasted 2012 GAAP Net Loss per Diluted Share Forecasted 2012 GAAP Net Loss per Diluted Share Forecasted 2012 GAAP Net Loss per Diluted Share Forecasted 2012 GAAP Net Loss per Diluted Share Forecasted 2012 GAAP Net Loss per Diluted Share $0.80 $0.85 $0.85 $0.85 As of June 11, 2012. Includes $477 million of community dispositions schedule to close in 2Q 2012.
Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park(r) development, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.
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Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762